(19) Changes in Equity: Schedule of Stockholders Equity (Details) (USD $)	3 Months Ended
	Dec. 31, 2013	Sep. 30, 2013
Details
Total equity	$ 23,963,342
Issuance Of Common Stock Due To Conversion Of Preferred Stock	9,427
Board of Director Fees	15,000
Exercise of options and warrants	8,000
Vesting of stock options and warrants	71,250
Series D Preferred stock dividends earned	(9,427)
Beneficial conversion feature expense third party	53,946	53,947
Net loss	(1,270,193)
Total equity	$ 22,841,345	$ 23,963,342